Exhibit 10.1

FIRST AMENDMENT TO
EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT

This FIRST AMENDMENT TO EIGHTH AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is dated as of April 15, 2019, but effective as of the Effective Date (hereinafter defined), among VAIL HOLDINGS, INC., a Colorado corporation (the “Company”), the LENDERS (as defined in the Credit Agreement referenced below) party hereto, and BANK OF AMERICA, N.A., as Administrative Agent (hereinafter defined).

R E C I T A L S

A.    The Company has entered into that certain Eighth Amended and Restated Credit Agreement dated as of August 15, 2018, with Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and certain other agents and lenders party thereto (as amended hereby, and as further amended, restated, or otherwise modified from time to time, the “Credit Agreement”; capitalized terms used but not defined herein have the meanings set forth in the Credit Agreement), providing for a term loan, revolving credit loans, letters of credit, and swing line loans.

B.    The Company has requested that the Credit Agreement be amended to (a) increase the Revolver Facility pursuant to Section 2.5 of the Credit Agreement, (b) extend the Termination Date, and (c) increase the Distributions permitted under Section 10.9(d)(iii) of the Credit Agreement.

Subject to the terms and conditions set forth herein, the Company, the Lenders party hereto, the Guarantors (by execution of the attached Guarantors’ Consent and Agreement), and the Administrative Agent agree as follows:

1.    Amendments to the Credit Agreement. Effective as of the Effective Date, the parties hereto agree that:

(a)    Amendment to Termination Date. The definition of “Termination Date” in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

“Termination Date means (a) for purposes of the Revolver Facility, the earlier of (i) April 15, 2024; and (ii) the effective date upon which Revolver Lenders’ Revolver Commitments are otherwise canceled or terminated, and (b) for purposes of the Term Loan Facility, (i) the earlier of April 15, 2024, and (ii) the effective date of any other termination, cancellation or acceleration of the Term Loan Facility.”

(b)    Amendment to Financial Hedge. The definition of “Financial Hedge” in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

“Financial Hedge means a transaction between any Company and any Lender or an Affiliate of any Lender (or another Person reasonably acceptable to Administrative Agent), which is intended to reduce or eliminate the risk of fluctuations in one or more interest rates, foreign currencies, commodity prices, equity prices, or other financial measures, whether or not such transaction is governed by or subject to any master agreement conforming to ISDA standards and which is legal and enforceable under applicable Law.”

(c)    Modification of Section 10.9(d)(iii). Section 10.9(d)(iii) of the Credit Agreement is amended and restated as follows:

“(iii)    if no Default or Potential Default exists or arises, then VRI may pay dividends in an amount not to exceed, for any fiscal quarter, the greater of (a) $105,000,000, or (b) an amount equal to twenty percent (20%) of Adjusted EBITDA for the trailing twelve month period ended on the last day of the most-recently ended fiscal quarter (as calculated in the Compliance Certificate most-recently delivered pursuant to Section 9.1(a) or (b));”

(d)    Increase in Revolver Facility. Pursuant to Section 2.5 of the Credit Agreement, each Revolver Lender party hereto agrees that its Revolver Commitment on Schedule 1 of the Credit Agreement shall be the amount set forth on Schedule 1 hereto.

2.    Representations and Warranties. As a material inducement to the Lenders and the Administrative Agent to execute and deliver this Amendment, the Company represents and warrants to the Lenders and the Administrative Agent (with the knowledge and intent that the Administrative Agent and the Lenders party hereto are relying upon the same in entering into this Amendment) that: (a) the Company and the Guarantors have all requisite authority and power to execute, deliver, and perform their respective obligations under this Amendment and the Guarantors’ Consent and Agreement, as the case may be, which execution, delivery, and performance have been duly authorized by all necessary action, require no Governmental Approvals, and do not violate the respective certificates of incorporation or organization, bylaws, or operating agreement, or other organizational or formation documents of such entities; (b) upon execution and delivery by the Company, the Guarantors, the Administrative Agent, and the Lenders party hereto, this Amendment will constitute the legal and binding obligation of each of the Company, and the Guarantors, enforceable against such entities in accordance with the terms of this Amendment, except as that enforceability may be limited by general principles of equity or by bankruptcy or insolvency laws or similar laws affecting creditors’ rights generally; (c) before and after giving effect to this Amendment, all representations and warranties in the Loan Papers are true and correct as though made on the date hereof, except to the extent that any of them speak to a specific date or the facts on which any of them are based have been changed by transactions contemplated or permitted by the Credit Agreement; and (d) after giving effect to this Amendment, no Default or Potential Default has occurred and is continuing.

3.    Conditions Precedent to Effective Date. This Amendment shall be effective on the date (the “Effective Date”) upon which the Administrative Agent receives each of the following items:

(a)    counterparts of this Amendment executed by the Company, the Administrative Agent, and the Lenders;

(b)    a Revolver Note payable to each Revolver Lender that so requests;

(c)    the Guarantors’ Consent and Agreement executed by each Guarantor;

(d)    a certificate signed by a Responsible Officer of Company and each Guarantor certifying and attaching the resolutions adopted by each such entity approving or consenting to the increase; and

(e)    payment of all fees payable on or prior to the Effective Date pursuant to the Credit Agreement and Fee Letter (as amended by that certain Fee Letter Amendment dated of even date hereof).

4.    Expenses. The Company shall pay all reasonable out-of-pocket fees and expenses paid or incurred by the Administrative Agent incident to this Amendment, including, without limitation, the reasonable fees and expenses of the Administrative Agent’s counsel in connection with the negotiation, preparation, delivery, and execution of this Amendment and any related documents.

5.    Ratifications. The Company and each Guarantor (by executing the Guarantors’ Consent and Agreement attached hereto) (a) ratifies and confirms all provisions of the Loan Papers; (b) ratifies and confirms that all Guaranties, assurances, and Liens granted, conveyed, or assigned to Administrative Agent, for the benefit of the Lenders, under the Loan Papers are not released, reduced, or otherwise adversely affected by this Amendment and continue to guarantee, assure, and secure full payment and performance of Company’s present and future

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Obligations to Administrative Agent and the Lenders; and (c) agrees to perform such acts and duly authorize, execute, acknowledge, deliver, file, and record such additional documents, and certificates as Administrative Agent may reasonably request in order to create, perfect, preserve, and protect those guaranties, assurances, and liens.

6.    Miscellaneous. Unless stated otherwise herein, (a) the singular number includes the plural, and vice versa, and words of any gender include each other gender, in each case, as appropriate, (b) headings and captions shall not be construed in interpreting provisions of this Amendment, (c) this Amendment shall be governed by and construed in accordance with the laws of the State of New York, (d) if any part of this Amendment is for any reason found to be unenforceable, all other portions of it shall nevertheless remain enforceable, (e) this Amendment may be executed in any number of counterparts with the same effect as if all signatories had signed the same document, and all of those counterparts shall be construed together to constitute the same document and facsimile and electronic (e.g. pdf) signatures shall constitute originals for all intents and purposes hereof, (f) this Amendment is a “Loan Paper” referred to in the Credit Agreement, and the provisions relating to Loan Papers in Section 15 of the Credit Agreement are incorporated herein by reference, (g) this Amendment, the Credit Agreement, as amended by this Amendment, and the other Loan Papers constitute the entire agreement and understanding among the parties hereto and supersede any and all prior agreements and understandings, oral or written, relating to the subject matter hereof, and (h) except as provided in this Amendment, the Credit Agreement, the Notes, and the other Loan Papers are unchanged and are ratified and confirmed.

7.    Parties. This Amendment binds and inures to the benefit of the Company, the Guarantors, the Administrative Agent, the Lenders, and their respective successors and assigns.

The parties hereto have executed this Amendment in multiple counterparts as of the date first above written.
Remainder of Page Intentionally Blank.
Signature Pages to Follow.

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VAIL HOLDINGS, INC., as the Company

By:	/s/ Michael Z. Barkin
Name: Michael Z. Barkin
Title: Executive Vice President and
Chief Financial Officer

Signature Page to
First Amendment to Eighth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Scott Blackman
Scott Blackman
Senior Vice President

Signature Page to
First Amendment to Eighth Amended and Restated Credit Agreement

BANK OF AMERICA, N.A., as an L/C Issuer, a Swing Line Lender, a Revolver Lender and a Term Loan Lender

By:	/s/ Scott Blackman
Scott Blackman
Senior Vice President

Signature Page to
First Amendment to Eighth Amended and Restated Credit Agreement

U.S. BANK NATIONAL ASSOCIATION, as a Swing Line Lender, a Revolver Lender and a Term Loan Lender

By:	/s/ Robert P. Naughton
Name: Robert P. Naughton
Title: Vice President

Signature Page to
First Amendment to Eighth Amended and Restated Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an L/C Issuer, a Revolver Lender and a Term Loan Lender

By:	/s/ Jason Powers
Name: Jason Powers
Title: VP

Signature Page to
First Amendment to Eighth Amended and Restated Credit Agreement

SUNTRUST BANK, as a Revolver Lender and a Term Loan Lender
By:	/s/ Justin Lien
Name: Justin Lien
Title: Director

Signature Page to
First Amendment to Eighth Amended and Restated Credit Agreement

BANK OF THE WEST, as a Revolver Lender and a Term Loan Lender
By:	/s/ Nicholas Orr
Name: Nicholas Orr
Title: Director, CBG

Signature Page to
First Amendment to Eighth Amended and Restated Credit Agreement

BOKF, NA DBA BOK FINANCIAL, as a Revolver Lender and a Term Loan Lender
By:	/s/ Chris Golec
Name: Chris Golec
Title: Vice President

Signature Page to
First Amendment to Eighth Amended and Restated Credit Agreement

BMO HARRIS BANK N.A., as a Revolver Lender and a Term Loan Lender
By:	/s/ Matthew Freeman
Name: Matthew Freeman
Title: Director

Signature Page to
First Amendment to Eighth Amended and Restated Credit Agreement

HSBC BANK USA, NATIONAL ASSOCIATION, as a Revolver Lender and a Term Loan Lender
By:	/s/ Ross Fleck
Name: Ross Fleck
Title: Relationship Manager

Signature Page to
First Amendment to Eighth Amended and Restated Credit Agreement

GUARANTORS’ CONSENT AND AGREEMENT

As an inducement to Administrative Agent and Lenders to execute, and in consideration of and as a condition to Administrative Agent’s and Lenders’ execution of the foregoing First Amendment to Eighth Amended and Restated Credit Agreement (the “First Amendment”), the undersigned hereby consent to the First Amendment, and agree that (a) the First Amendment shall in no way release, diminish, impair, reduce or otherwise adversely affect the respective obligations and liabilities of each of the undersigned under each Guaranty described in the Credit Agreement, or any agreements, documents or instruments executed by any of the undersigned to create liens, security interests or charges to secure any of the indebtedness under the Loan Papers, all of which obligations and liabilities are, and shall continue to be, in full force and effect, and (b) the Guaranty executed by each Guarantor is ratified, and the “Guaranteed Debt” (as defined in each Guaranty) includes, without limitation, the “Obligation” (as defined in the Credit Agreement). This consent and agreement shall be binding upon the undersigned, and the respective successors and assigns of each, shall inure to the benefit of Administrative Agent and Lenders, and the respective successors and assigns of each, and shall be governed by and construed in accordance with the laws of the State of New York.

Vail Resorts, Inc.
2006 Cimarron, LLC
By: Crested Butte, LLC
All Media Associates, Inc.
All Media Holdings, Inc.
Arrabelle at Vail Square, LLC
By: Vail Resorts Development Company
Beaver Creek Associates, Inc.
Beaver Creek Consultants, Inc.
Beaver Creek Food Services, Inc.
Booth Creek Ski Holdings, Inc.
BCRP Inc.
Breckenridge Resort Properties, Inc.
CB Commercial Properties '07, LLC
By: Crested Butte, LLC
Colorado Mountain Express, Inc.
Colter Bay Café Court, LLC
By: Grand Teton Lodge Company
Colter Bay Convenience Store, LLC
By: Grand Teton Lodge Company
Colter Bay Corporation
Colter Bay General Store, LLC
By: Grand Teton Lodge Company
Colter Bay Marina, LLC
By: Grand Teton Lodge Company
Crested Butte, LLC
Crystal Peak Lodge of Breckenridge, Inc.
DTPC, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
EpicSki, Inc.

Guarantors’ Consent and Agreement to
First Amendment to Eighth Amended and Restated Credit Agreement

Flagg Ranch Company
Gillett Broadcasting, Inc.
Grand Teton Lodge Company
Heavenly Valley, Limited Partnership
By: VR Heavenly I, Inc.
HVLP Kirkwood Services, LLC
By: Heavenly Valley, Limited Partnership
By: VR Heavenly I, Inc.
Jackson Hole Golf and Tennis Club, Inc.
Jackson Hole Golf & Tennis Club Snack Shack, LLC
By: Grand Teton Lodge Company
Jackson Lake Lodge Corporation
Jenny Lake Lodge, Inc.
Jenny Lake Store, LLC
By: Grand Teton Lodge Company
JHL&S LLC
By: Teton Hospitality Services, Inc.
Keystone Conference Services, Inc.
Keystone Development Sales, Inc.
Keystone Food & Beverage Company
Keystone Resort Property Management Company
Keystone Ranch Water Company
Lake Tahoe Lodging Company
Lodge Properties Inc.
Lodge Realty, Inc.
La Posada Beverage Service, Inc.
By: Rockresorts International, LLC
By: Vail RR, Inc.
Mt. CB Real Estate, LLC
By: Crested Butte, LLC
National Park Hospitality Company
Northstar Group Commercial Properties LLC
By: VR Acquisition, Inc.
Northstar Group Restaurant Properties, LLC
By: VR Acquisition, Inc.
Okemo Limited Liability Company
By: Triple Peaks LLC
By: VR NE Holdings, LLC
By: VR US Holdings, LLC
Okemo Mountain Food and Beverage, Inc.
One Ski Hill Place, LLC
By: Vail Resorts Development Company
Property Management Acquisition Corp., Inc.
RCR Vail, LLC
By: Vail Resorts Development Company

Guarantors’ Consent and Agreement to
First Amendment to Eighth Amended and Restated Credit Agreement

Rockresorts Arrabelle, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Cordillera Lodge Company, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts DR, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Equinox, LLC
Rockresorts Hotel Jerome, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts International Management Company
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Ski Tip, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Rockresorts Wyoming, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc.
Soho Development, LLC
By: Vail Associates Holdings, Ltd.
SSI Venture LLC
By: SSV Holdings, Inc.
SSV Online Holdings, Inc.
SSV Online LLC
By: SSV Holdings, Inc.
SSV Holdings, Inc.
Stampede Canteen, LLC
By: Grand Teton Lodge Company
Teton Hospitality Services, Inc.
The Chalets at the Lodge at Vail, LLC
By: Vail Resorts Development Company
The Sunapee Difference, LLC
By: Triple Peaks, LLC
By: VR NE Holdings, LLC
By: VR US Holdings, Inc.
The Village at Breckenridge Acquisition Corp., Inc.
Trimont Land Company

Guarantors’ Consent and Agreement to
First Amendment to Eighth Amended and Restated Credit Agreement

Triple Peaks LLC
By: VR NE Holdings, LLC
By: VR US Holdings, Inc.
VA Rancho Mirage I, Inc.
VA Rancho Mirage II, Inc.
VA Rancho Mirage Resort, L.P.
By: VA Rancho Mirage I, Inc.
Vail/Arrowhead, Inc.
Vail Associates Holdings, Ltd.
Vail Associates Investments, Inc.
Vail Associates Real Estate, Inc.
Vail/Beaver Creek Resort Properties, Inc.
Vail Food Services, Inc.
Vail Hotel Management Company, LLC
By: Rockresorts International, LLC
By: Vail RR, Inc
Vail Resorts Development Company
Vail Resorts Lodging Company
Vail RR, Inc.
Vail Summit Resorts, Inc.
Vail Trademarks, Inc.
VAMHC, Inc.
VR Acquisition, Inc.
VR CPC Holdings, Inc.
VR CPC Services, LLC
VR Heavenly Concessions, Inc.
VR Heavenly I, Inc.
VR Heavenly II, Inc.
VR Holdings, Inc.
VR US Holdings, Inc.
VR US Holdings II, LLC
By: VR US Holdings, Inc.
VR WM Holdings, LLC
By: VR US Holdings, Inc.
VR NE Holdings, LLC
By: VR US Holdings, Inc.
VR NW Holdings, Inc.

By:	/s/ Ryan Siurek
Name: Ryan Siurek
Title: Senior Vice President, Controller and
Chief Accounting Officer

Guarantors’ Consent and Agreement to
First Amendment to Eighth Amended and Restated Credit Agreement

Schedule 1

Lenders and Commitments

LENDER	REVOLVER COMMITMENT	COMMITMENT PERCENTAGE (REVOLVER FACILITY)
Bank of America, N.A.	$125,000,000	25.000000000%
U.S. Bank National Association	$125,000,000	25.000000000%
Wells Fargo Bank, National Association	$118,750,000	23.750000000%
SunTrust Bank	$51,250,000	10.250000000%
Bank of the West	$20,000,000	4.000000000%
BOKF, NA dba BOK Financial	$20,000,000	4.000000000%
BMO Harris Bank N.A.	$20,000,000	4.000000000%
HSBC Bank USA, National Association	$20,000,000	4.000000000%
Totals	$500,000,000.00	100.000000000%

Guarantors’ Consent and Agreement to
First Amendment to Eighth Amended and Restated Credit Agreement